Robinhood Securities, LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Wed Apr 26 2023 12:00:10 GMT-0400 (Eastern Daylight Time)

1st Quarter, 2023

January 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	27.46	17.00	13.52	42.01

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	51.51	37.79	39.74	49.96	65.74	83,675.50	38.7984	47,030.54	38.9090	6,339.53	32.3805	206,579.38	68.8164
CITADEL SECURITIES LLC	25.61	18.93	18.24	24.03	33.46	64,263.69	23.2252	30,148.53	21.0807	5,050.35	17.5312	112,922.24	44.7419
G1 Execution Services, LLC	11.37	21.55	21.02	13.25	0.21	59,085.79	34.3500	32,212.39	33.0412	4,428.76	26.4033	1,371.59	35.7185
Jane Street Capital	10.06	19.13	18.82	11.12	0.24	83,244.33	33.5575	43,266.32	33.5549	5,596.53	24.2568	1,766.08	31.5715

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

January 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	23.95	21.45	13.41	41.19

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	39.21	29.18	29.21	41.02	49.66	923,144.39	10.8737	568,795.01	7.3104	88,930.38	9.2593	1,481,537.81	8.5015
Virtu Americas, LLC	36.19	24.74	25.06	34.54	49.18	543,505.21	13.3094	353,687.63	9.0421	62,343.68	12.5248	1,004,058.19	9.8601
Jane Street Capital	14.61	26.29	29.15	14.31	0.35	810,489.07	11.6407	535,043.63	7.6600	94,853.39	10.9922	31,544.84	13.1333
G1 Execution Services, LLC	5.72	11.99	9.34	5.84	0.16	290,192.33	9.2166	184,456.94	6.3700	28,816.31	6.9377	11,112.80	8.5868

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

January 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.02	34.92	44.78	20.29

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	30.60	35.26	28.13	32.04	31.64	792.13	58.8070	7,813,610.10	46.9142	4,347,031.57	54.1050	1,215,257.70	42.1639
Dash/IMC Financial Markets	29.69	21.39	28.86	31.38	27.36	1,120.57	56.3951	5,660,641.15	51.8644	3,251,298.30	58.6880	860,379.50	45.7316
Wolverine Execution Services, LLC	23.79	28.39	27.67	20.50	24.39	271.98	55.9630	4,346,762.40	42.3619	2,231,763.52	45.3571	902,614.85	39.3855
Global Execution Brokers, LP	8.55	8.82	8.15	8.65	9.04	819.70	40.9645	3,122,359.85	46.5848	1,534,488.60	51.7449	569,009.80	40.7780
Morgan Stanley & Co., LLC	7.37	6.13	7.19	7.43	7.56	142.20	59.7479	1,928,359.42	46.5487	1,050,013.35	52.5566	399,189.70	41.3701

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In January, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In January, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In January, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Global Execution Brokers, LP:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In January, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In January, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

February 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	26.70	17.59	13.92	41.79

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	47.08	33.69	33.62	45.12	61.95	100,926.78	47.8869	58,562.01	46.0738	7,374.42	34.7447	254,132.84	88.3683
CITADEL SECURITIES LLC	28.60	20.09	21.86	27.95	37.07	77,511.06	25.7355	43,138.77	24.3610	7,029.85	18.9262	189,454.46	56.0938
G1 Execution Services, LLC	11.95	22.85	22.00	13.44	0.27	85,639.50	42.0766	49,314.66	40.3768	5,908.44	30.2104	2,230.95	38.6232
Jane Street Capital	10.70	20.45	20.09	11.53	0.24	103,284.15	41.4675	57,187.49	39.0089	7,245.37	26.2710	2,409.76	35.3463

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

February 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	23.37	21.47	13.42	41.74

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	38.25	27.39	28.30	40.32	48.78	884,664.16	12.2869	550,032.56	8.5372	91,192.13	11.0008	1,535,112.98	10.3178
Virtu Americas, LLC	37.10	25.78	25.70	34.78	50.04	584,134.75	17.3945	366,658.82	12.0733	65,207.82	15.3751	1,116,984.10	13.9838
Jane Street Capital	14.02	25.69	28.01	13.98	0.30	847,244.04	12.5812	545,270.58	8.1113	96,135.32	11.4006	31,092.49	14.8808
G1 Execution Services, LLC	6.24	12.88	10.65	6.43	0.19	318,736.96	10.3772	207,051.53	7.8172	31,693.60	7.6241	14,055.03	12.2039

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

February 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.02	34.67	46.40	18.92

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	43.01	29.82	42.98	42.34	44.72	1,033.05	69.4254	9,377,122.03	45.8622	5,565,143.32	52.2063	1,455,751.05	41.0985
Dash/IMC Financial Markets	25.41	40.55	25.19	26.45	23.24	1,462.35	65.7827	5,693,835.50	51.7706	3,427,952.52	57.6024	810,197.08	45.1090
Wolverine Execution Services, LLC	13.62	12.37	14.16	12.78	14.70	1,068.90	67.8236	4,083,192.10	47.9608	2,262,962.47	51.6702	768,411.20	41.7635
Global Execution Brokers, LP	10.37	7.88	9.92	10.41	11.11	1,141.83	70.7892	3,516,598.67	49.5069	1,936,205.65	54.6320	616,569.60	42.0958
Morgan Stanley & Co., LLC	7.59	9.38	7.75	8.01	6.23	965.30	64.6551	2,132,824.70	48.3160	1,271,822.73	53.7715	308,157.80	41.9746

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In February, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In February, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In February, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Global Execution Brokers, LP:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In February, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Morgan Stanley & Co., LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In February, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

March 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	25.47	17.05	14.58	42.90

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	58.76	42.48	41.69	54.39	76.69	150,689.02	42.4172	103,657.36	40.6578	49,987.37	34.2406	262,343.96	83.7435
CITADEL SECURITIES LLC	17.74	12.51	13.97	18.06	22.23	107,749.55	27.0636	78,652.82	29.1681	35,493.07	23.0020	181,640.52	64.1281
G1 Execution Services, LLC	11.82	22.89	22.52	14.07	0.22	92,730.31	40.2901	60,410.11	43.2874	10,981.40	40.6275	10,190.04	88.9418
Jane Street Capital	9.54	18.32	17.90	11.27	0.42	113,144.06	35.2060	67,325.34	36.7860	12,719.85	30.8381	14,835.55	84.7990

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

March 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	22.65	21.46	13.61	42.28

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	37.31	24.79	24.02	33.80	51.88	539,410.61	14.0622	392,629.95	8.2391	177,151.02	9.1744	861,064.26	10.2229
CITADEL SECURITIES LLC	36.24	25.55	26.35	38.04	46.42	799,485.27	12.0876	613,153.04	7.9518	256,265.83	8.7085	1,212,060.11	9.1668
Jane Street Capital	14.85	26.26	29.84	15.62	0.87	932,656.74	9.3633	572,819.34	5.2723	103,434.91	7.8785	105,745.03	8.8242
G1 Execution Services, LLC	7.03	14.61	12.14	7.60	0.19	318,878.89	10.2637	206,405.82	7.6304	31,292.65	8.4920	29,094.35	15.7769

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS. RHS receives payment from this venue for routing equity order flow to it. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

March 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	32.94	47.35	19.70

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	45.06	26.31	44.86	43.69	48.70	840.65	74.7244	9,762,036.80	45.5469	6,355,091.58	52.4405	1,901,144.82	41.0452
Dash/IMC Financial Markets	20.02	27.86	19.36	20.71	19.46	792.30	71.3141	5,291,657.97	50.0903	3,401,846.20	56.1883	952,711.10	43.5667
Wolverine Execution Services, LLC	17.46	20.99	17.75	16.54	19.19	746.12	64.0446	4,840,270.87	47.5989	3,058,941.57	52.6058	1,143,432.30	41.4655
Global Execution Brokers, LP	10.66	13.84	9.94	10.54	12.14	591.90	70.1303	3,961,119.27	47.7766	2,426,340.35	53.5471	879,879.83	40.8234
Morgan Stanley & Co., LLC	6.80	11.00	8.09	8.52	0.51	1,044.50	71.0061	2,313,925.42	47.5418	1,513,493.50	53.6719	28,460.90	42.7232

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Global Execution Brokers, LP:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Morgan Stanley & Co., LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/hood/